Vanguard Target Retirement Funds

Supplement to the Prospectus

At a special meeting held on November 15, 2017, shareholders of the Vanguard funds voted on several proposed changes to the funds. As a result, the following replaces similar text within the Investment Advisor section.

Under the terms of an SEC exemption (except with respect to Vanguard Target Retirement 2055 Fund (the “2055 Fund”)), the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide additional investment advisory services to a Fund, on an at cost basis, at any time. Except with respect to the 2055 Fund, Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds, other than the 2055 Fund, may rely on the new SEC relief.

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PS MMTR 112017